UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 20, 2005
Date of Report (Date of earliest event reported)

PORTOLA PACKAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	033-95318 (Commission File Number)	94-1582719 (IRS Employer Identification No.)

898A Faulstich Court
San Jose, CA 95112
(Address of principal executive offices, including zip code)

408) 453-8840
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 20, 2005, our board of directors appointed Brian W. Bauerbach, age 40, as our new President and Chief Executive Officer. Jack Watts, our former Chief Executive Officer, will continue to serve as our non-executive Chairman of the Board. Mr. Bauerbach had previously served as our Chief Operating Officer since joining Portola in January 2005. Prior to joining Portola, Mr. Bauerbach held various positions with Alcoa Inc. since 1987, most recently serving as General Manager, Flexible Packaging since 2002. From 2000 to 2002, he served as Alcoa’s Vice President of North American Operations, Closure Systems International, and from 1997 to 2000 he served as Alcoa’s Fabricated Products Manager, Rigid Packaging Division.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc.
Date: April 22, 2005	By:	/s/ MICHAEL T. MOREFIELD
Michael T. Morefield
Senior Vice President and Chief Financial Officer